Note 2 - Basis of Presentation and Summary of Significant Accounting Policies: Stock Based Payments (Policies)	6 Months Ended
Jun. 30, 2014
Policies
Stock Based Payments

Stock Based Payments

We account for share-based awards to employees in accordance with ASC 718 “Stock Compensation”. Under this guidance, stock compensation expense is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the estimated service period (generally the vesting period) on the straight-line attribute method. An exception to this method is our treatment of board and executive bonuses, which are expensed at time of grant. Share-based awards to non-employees are accounted for in accordance with ASC 505-50 “Equity”, wherein such awards are expensed over the period in which the related services are rendered.